SunTrust Banks, Inc. 2Q 2007 Earnings Presentation July 19, 2007 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2006 Annual Report on Form
10-K, Quarterly Report on Form 10-Q, and Current Reports on Form 8-K.
This presentation may include non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,”
“anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management.  The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such
statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2006 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the
Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov). Those factors include: changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement the business strategy; our accounting policies and methods are key to how we report financial condition and results of operation, and may require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; and our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud.

Management’s Initiatives to Drive Shareholder Value, Announced in Mid-May, Are Already
Producing Results and Contributing to Earnings
• E
2
Efficiency and Productivity Program
– Primarily driven by supplier management, offshoring/outsourcing, and process reengineering, on track to achieve accelerated expense savings target of $181M in 2007
– Management will provide update on substantive progress in the Organizational Review initiatives by late August
• Balance Sheet and Capital Management Strategies
– In early May, SunTrust sold 4.5M shares or 9% of its Coke holdings producing an after-tax gain of
$145.6M, or $0.41 per share, for 2Q 2007; management is currently evaluating alternatives for the remaining 43.7M shares and will communicate its ultimate plan by year-end
– Balance sheet optimization strategies initiated earlier this year have resulted in a stronger, more profitable earning asset mix, thereby improving the margin
• In 2Q 2007, SunTrust NIM was 3.10%, up 10bps from 2Q 2006 and 8bps from 1Q 2007
– These initiatives have also resulted in additional capital flexibility – enabling SunTrust to repurchase over $850M in shares through accelerated and open-market repurchase programs
• SunTrust has already exceeded the low end of the $750M – $1B target range announced in mid-May
• Management Continues to Focus on Efficiency and Productivity, Balance Sheet
Management and Business Mix Opportunities to Build Future Momentum
Update on Initiatives to Drive Shareholder Value

1 Does not include initial costs associated with implementation, including severance.
($ in millions)
E
2
Efficiency and Productivity Program:
E
2
Estimated Gross Cost Savings¹
Savings For Fiscal Year 2009 Represent Over 10% of Expense Base
Cumulative
Total
2007 2008 2009
Corporate Real Estate
Supplier Management
Offshoring/Outsourcing
Process Reengineering
Organizational Review
100
115
45
125
145
$
$181 $350 $530
TOTAL       $ 530

$80.6
$0.0 $45.0 $90.0 $135.0 $180.0
Total realized expense reductions achieved year-to-date through the end of 2Q¹
1 Does not include initial costs associated with implementation, including severance.
($ in millions)
Gross Cost
Savings For 2Q
= $51.8M
E
2
Efficiency and Productivity Program:
Making Progress on Estimated Cost Savings
E
2
2007 Estimated Gross Cost Savings¹

• Moved from 4 Groups/20 Regions to 3 Groups/17 Regions
• Introduced a more efficient approach to layers of management and spans of control within the
Geographies
• Consolidating several back office operations that have historically been performed at the Region or
Group level to gain consistency and economies of scale
• Announcing full effects of Organizational Review process in late August
Implemented New Credit Support Structure - Improving Efficiency and Transforming the
Commercial Lending Process, Making it Easier To Do Business With Us
Made Significant Progress Towards Achieving $100M Gross CRE Cost Saves
• Four recent large property transactions in Atlanta GA, Laurel MD, Memphis TN, and Orlando FL
represent an annual savings of approximately $13M, or 50%
• Employing a sale and leaseback strategy involving approximately 475 facilities throughout the
Southeast and Mid-Atlantic - 49 office buildings and 425 retail branches:
– A full marketing program is underway for the branches and office buildings
– There are currently nearly 500 interested parties; balanced interest among institutional, private, and individual investors
– Final bids due by late September, anticipate closings to occur by year-end
Corporate
Real
Estate
Process
Reengineering
Organizational
Review
Enhanced Efficiency of Geographic Structure
• Credit Resource Centers have been formed:
– Successful Central Florida Region pilot underway, recently commenced additional pilots in the Georgia, Central Virginia, and Western Virginia Regions
– Expect full roll-out by year-end
• Streamlining the credit process will improve client experience, eliminate administrative tasks from Relationship Managers, and reduce headcount and expenses through the achievement of economies of scale
E
2
Efficiency and Productivity Program:
Recent Highlights and Accomplishments

($ in millions)
Noninterest Expense
E
2
Initial Implementation Costs
E
2
Program Real Estate Gains
Elimination of FAS 91 Deferral Related
to FV Adoption
Reversal of LILO QTE Reserve
Noninterest Expense Excluding E
2
Initial Implementation Costs and LILO
and FAS 91 Impact
June 30, 2007 % Change
$2,487.2
(26.2)
17.4
(12.4)
-
$2,466.0
$2,440.6
(6.9)
-
-
10.9
$2,444.6
1.9%
0.9%
Results Already Apparent As Core Expense Growth Was <1% YTD 2007 Over YTD 2006
E
2
Efficiency and Productivity Program:
Core Expense Growth
• Total E
2
Program Initial Implementation Costs for the first half of 2007 = $26.2M
• YTD 2007 E
2
Program Initial Implementation Costs Were Primarily In:
– Corporate Real Estate
– Offshoring/Outsourcing
– Organizational Review
June 30, 2006
Six Months Ended

2Q 2007 Financial Performance
Income Statement
($ in millions, except per share data)
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Noninterest Income Excluding Coke Gain
Total Revenue (FTE)
Total Revenue (FTE) Excluding Coke Gain
Total Noninterest Expense
Provision for Income Taxes¹
Net Income Available to Common
Shareholders
Net Income Available to Common
Shareholders Excluding Coke Gain
Diluted Net Income Per Average Common
Share
Diluted Net Income Per Average Common
Share Excluding Coke Gain²
$1,220.0
104.7
1,154.6
919.8
2,374.6
2,139.8
1,251.2
312.6
673.9
528.3
1.89
1.48
2Q 2007
1%
89%
18%
4%
8%
2%
2%
15%
10%
(3)%
13%
(1)%
June 30, 2007 2Q 2006
% Change
Annualized
1Q 2007
3%
102%
32%
5%
15%
4%
3%
33%
24%
(3)%
27%
(1)%
11%
342%
126%
19%
60%
14%
5%
144%
124%
11%
125%
11%
1 Effective tax rate in 2Q 2007 was 31.45% versus 30.59% in 1Q 2007 and 30.10% in 2Q 2006 due to taxes paid on Coke gain.
$2,408.2
161.1
2,033.5
1,798.7
4,441.8
4,206.9
2,487.2
542.3
1,187.8
1,042.3
3.33
2.92
June 30, 2006
% Change
2 Accelerated share repurchases of 8 million shares entered into in late May is partially reflected in 2Q 2007.
Six Months Ended

2Q 2007 Financial Performance
Balance Sheet
Real Estate 1-4 Family
Real Estate Construction
Real Estate Home Equity Lines
Real Estate Commercial
Commercial
Consumer – Direct
Consumer – Indirect
Total Loans
Total Securities Available for Sale
Total Earning Assets
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
(Average balances, $ in millions)
2Q 2007 % Change 2Q 2006
$    30,754.4
13,710.1
13,849.7
12,731.8
33,607.7
4,347.5
8,063.6
118,164.6
12,055.5
$  157,594.2
$    22,395.8
20,065.8
21,773.3
4,786.7
16,942.3
11,962.4
$    97,926.3
$    34,348.0
12,180.6
13,517.5
12,840.8
33,993.0
4,251.1
8,385.8
120,144.5
25,554.8
$  158,888.8
$    23,858.0
16,811.2
25,091.3
5,161.0
15,471.7
10,779.1
$    97,172.3
(10)%
13%
2%
(1)%
(1)%
2%
(4)%
(2)%
(53)%
(1)%
(6)%
19%
(13)%
(7)%
10%
11%
1%

2Q 2007 Financial Performance
Financial Ratios and Other Data
Return on Average Total Assets
Return on Average Total Assets Excluding Coke Gain
Return on Average Common Shareholders’ Equity
Return on Average Common Shareholders’ Equity
Excluding Coke Gain
Net Interest Margin
Efficiency Ratio
Efficiency Ratio Excluding Coke Gain
Tier 1 Capital Ratio
Annualized Total Net Charge-Offs to Total Average
Loans
1.16%
1.16%
12.10%
12.10%
3.02%
59.79%
59.79%
7.60%
0.21%
2Q 2007 1Q 2007
1.52%
1.19%
15.51%
12.16%
3.10%
52.69%
58.47%
7.5%
0.30%
Diluted Average Common Shares
Outstanding (000s) 357,214
356,008
1
1 Estimated as of the earnings release date.
2 Accelerated share repurchases of 8 million shares entered into in late May is partially reflected in 2Q 2007.
2

| | | | |
|---|---|---|---|
| | | | |
| | | | |
| | | | |
| | | | |
| | | | |

10
Review of 2Q 2007 Credit Quality and Outlook
• SunTrust’s credit quality continues to be solid; however, credit trends are normalizing in addition to the negative impact from deterioration in certain segments of the consumer real estate market
• The primary contributors were a higher number of relatively small commercial loan, higher LTV home equity line, and Alt-A mortgage product charge-offs
• The decrease in average total loans resulting from $6B in loan sales contributed 1– 2bps of the increase in the annualized net charge-off ratio
• Company increased reserve level by $16M in 2Q 2007; provision of $104.7M exceeded $88.3M in net charge-offs
• Management expects net charge-offs for the year to be in the 25-30bp range
Commercial
– Nature of commercial charge-offs is volatile
– Experienced higher number of smaller commercial and
corporate charge-offs than expected
Home Equity Lines
– Attributable to increased loss experience on higher LTV
product (>90% LTV) and general portfolio seasoning
Residential Mortgage
– Higher losses in Alt-A segment and general portfolio
seasoning
19 42 Commercial
43 64 Home Equity Lines
15 23 Residential Mortgage
21 30 Total Loan Portfolio
1Q 2007 2Q 2007 Category
Annualized NCOs /
Avg. Loans (in bps)
15
11
5

2Q 2006

11 Additional Reconciliations

2nd Quarter 1st Quarter
2007 2007
Return on average total assets 1.52% 1.16%
Impact of excluding gain on sale of shares of The Coca-Cola Company (0.33)             -
Return on average total assets excluding Coke gain 1.19% 1.16%
Return on average common shareholders' equity 15.51% 12.10%
Impact of excluding gain on sale of shares of The Coca-Cola Company (3.35)             -
Return on average common shareholders' equity excluding Coke gain 12.16% 12.10%